Prepaid Expenses and Other Assets - Receivables, Prepayments and Other Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Prepaid Expense and Other Assets [Abstract]
Prepaid rental and deposits	¥ 152,974		¥ 109,327
Prepaid online marketing expenses	25,975		13,496
Advances	19,517		13,229
Interest receivables	1,947		2,045
Others	21,380		7,602
Prepaid expense and other assets	¥ 221,793	$ 32,259	¥ 145,699